                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K ("2002 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2002 Form 10-K;

                  (2) to file such 2002 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 2002 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of December, 2002.

                                                    /s/ Archie W. Dunham
                                             -----------------------------------
                                             Archie W. Dunham

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K ("2002 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2002 Form 10-K;

                  (2) to file such 2002 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 2002 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of December, 2002.

                                                      /s/ Robert N. Burt
                                             -----------------------------------
                                             Robert N. Burt

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K ("2002 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2002 Form 10-K;

                  (2) to file such 2002 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 2002 Form 10-K;

as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of December, 2002.

                                                     /s/ Marie L. Knowles
                                             -----------------------------------
                                             Marie L. Knowles

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K ("2002 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2002 Form 10-K;

                  (2) to file such 2002 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 2002 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of December, 2002.

                                                   /s/ William A. Franke
                                             -----------------------------------
                                             William A. Franke

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K ("2002 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2002 Form 10-K;

                  (2) to file such 2002 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 2002 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of December, 2002.

                                                    /s/ Robert D. Krebs
                                             -----------------------------------
                                             Robert D. Krebs

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K ("2002 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2002 Form 10-K;

                  (2) to file such 2002 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 2002 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of December, 2002.

                                                   /s/ Southwood J. Morcott
                                             -----------------------------------
                                             Southwood J. Morcott

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K ("2002 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2002 Form 10-K;

                  (2) to file such 2002 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 2002 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of December, 2002.

                                                     /s/ Gordon R. Parker
                                             -----------------------------------
                                             Gordon R. Parker

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K ("2002 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2002 Form 10-K;

                  (2) to file such 2002 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 2002 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of December, 2002.

                                                     /s/ William J. Post
                                             -----------------------------------
                                             William J. Post

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K ("2002 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2002 Form 10-K;

                  (2) to file such 2002 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 2002 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February, 2003.

                                                      /s/ Jon C. Madonna
                                             -----------------------------------
                                             Jon C. Madonna

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K ("2002 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2002 Form 10-K;

                  (2) to file such 2002 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 2002 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of December, 2002.

                                                     /s/ Jack E. Thompson
                                             -----------------------------------
                                             Jack E. Thompson

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 2002 of Phelps Dodge Corporation on Form 10-K ("2002 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2002 Form 10-K;

                  (2) to file such 2002 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 2002 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of December, 2002.

                                                     /s/ J. Steven Whisler
                                             -----------------------------------
                                             J. Steven Whisler